EMPLOYEE BENEFIT PLANS - Actuarial Assumptions (Details)	Dec. 31, 2020	Dec. 31, 2019
Employee Benefits [Abstract]
Discount rate, accrued benefit obligation	2.40%	3.00%
Rate of compensation increase, accrued benefit obligation	2.50%	2.30%
Discount rate, net periodic pension expense	3.00%	3.70%
Rate of compensation increase, net periodic pension expense	2.30%	2.30%